EXHIBIT 99.1

Lakeland Bancorp Announces First Quarter Results and Increases Dividend by 15%

OAK RIDGE, N.J., April 25, 2018 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (NASDAQ:LBAI) (the “Company”), the parent company of Lakeland Bank (“Lakeland”), reported net income and diluted earnings per share (“EPS”) of $15.3 million and $0.32, respectively, for the three months ended March 31, 2018, compared to $12.3 million and $0.26 for the three months ended March 31, 2017.  For the first quarter of 2018, return on average assets was 1.14%, return on average common equity was 10.60%, and return on average tangible common equity was 13.90%.

Thomas Shara, Lakeland Bancorp’s President and CEO commented, “We are pleased to announce that Lakeland continues to experience steady growth, which resulted in attaining the highest quarterly net income in our history, including an 8% increase in pre-tax income and a 23% increase in EPS compared to the first quarter of 2017.  Our record results were driven in part by the recent Tax Cuts and Jobs Act along with an improved net interest margin and strong asset quality.  As we stated in our fourth quarter press release, we intend to use a portion of the tax savings to invest in our dedicated personnel, enhance our technology offerings for our customers and, most importantly, reward our loyal shareholders with increased earnings.  As a result of our strong earnings, our Board has approved a 15% increase in our dividend.”

Earnings
Net income for the first quarter of 2018 was $15.3 million, a 24% increase compared to $12.3 million in the first quarter of 2017.  EPS for the first quarter of 2018 was $0.32, a 23% increase compared to $0.26 in 2017.

Net Interest Income
Net interest income increased to $42.2 million for the first quarter of 2018, compared to $39.3 million for the first quarter of 2017, due primarily to the organic growth of earning assets and increases in loan and lease yields.

The yield on interest earning assets for the first quarter of 2018 was 4.02%, as compared to 3.78% reported in the first quarter of 2017.  The cost of interest-bearing liabilities for the first quarter of 2018 was 0.83% compared to 0.60% for the first quarter of 2017, reflecting the higher cost of deposits.  Net interest margin for the first quarter of 2018 of 3.39% increased two basis points from the prior quarter and six basis points from the first quarter of 2017.

Noninterest Income
Noninterest income totaled $5.3 million for the first quarter of 2018 compared to $8.1 million for the first quarter of 2017.  The first quarter of 2017 included a $2.5 million gain on sales of securities, a $0.4 million gain on sale of a former branch and $0.3 million in gains on sales of other real estate owned.

Noninterest Expense
Noninterest expense totaled $27.1 million for the first quarter of 2018 compared to $28.5 million for the first quarter of 2017, which included $2.8 million in long term debt prepayment fees.  Salary and employee benefit expense increased $1.4 million from the first quarter of 2017 to the first quarter of 2018 as a result of additions to our staff to support continued growth, as well as normal merit increases.

Financial Condition
In the first quarter of 2018, total assets increased $72.2 million, to $5.48 billion as total loans and leases grew $71.4 million, or 2%, to $4.23 billion and investment securities increased $7.3 million to $805.7 million.  On the funding side, total deposits grew $79.2 million, or 2%, to $4.45 billion.  As of March 31, 2018, total loans and leases as a percent of total deposits was 95.1%.

Asset Quality
At March 31, 2018, non-performing assets totaled $14.7 million (0.27% of total assets) compared to $18.5 million (0.35% of total assets) at March 31, 2017.  Non-accrual loans and leases as a percent of total loans and leases decreased to 0.32% at March 31, 2018 from 0.45% at March 31, 2017.  The allowance for loan and lease losses increased to $35.6 million at March 31, 2018 (0.84% of total loans and leases) compared to $31.6 million at March 31, 2017 (0.79% of total loans and leases).  In the first quarter of 2018, the Company had net charge-offs of $1.1 million (0.10% of average loans and leases) compared to $0.9 million (0.09% of average loans and leases) for the same period in 2017.  The first quarter of 2018 provision for loan and lease losses was $1.3 million compared to $1.2 million in the first quarter of 2017.

Capital
At March 31, 2018, stockholders' equity was $588.6 million compared to $557.6 million at March 31, 2017, a 6% increase.  Lakeland Bank remains above FDIC “well capitalized” standards, with a Tier 1 Leverage Ratio of 10.15% at March 31, 2018.  At March 31, 2018, the book value per common share and tangible book value per common share were $12.40 and $9.48 compared to $11.78 and $8.84 at March 31, 2017.  On April 23, 2018, the Company increased its quarterly cash dividend 15% to $0.115 per share to be paid on May 15, 2018 to stockholders of record as of May 7, 2018.

Forward-Looking Statements
The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, the expected impact from the Tax Cuts and Jobs Act of 2017, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements.  The Company cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time.  Actual results could differ materially from such forward-looking statements.  The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation and regulation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, successful implementation, deployment and upgrades of new and existing technology, systems, services and products, customers’ acceptance of the Company’s products and services, and competition.  Any statements made by the Company that are not historical facts should be considered to be forward-looking statements.  The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Explanation of Non-GAAP Financial Measures
Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  This press release also contains certain supplemental non-GAAP information that the Company’s management uses in its analysis of the Company’s financial results.  Specifically, the Company provides measures based on what it believes are its operating earnings on a consistent basis, and excludes material non-routine operating items which affect the GAAP reporting of results of operations.  The Company’s management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company’s core financial results for the periods in question.

The Company also provides measurements and ratios based on tangible equity and tangible assets.  These measures are utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, the Company’s management believes that such information is useful to investors.

The Company also uses an efficiency ratio that is a non-GAAP financial measure.  The ratio that the Company uses excludes amortization of core deposit intangibles, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses.  Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes gains and losses from the sale of investment securities and gain on debt extinguishment, which can vary from period to period.  The Company uses this ratio because it believes the ratio provides a relevant measure to compare the operating performance period to period.

These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.  See accompanying non-GAAP tables.

About Lakeland Bank
Lakeland Bank is the wholly-owned subsidiary of Lakeland Bancorp, Inc. (NASDAQ:LBAI), which has $5.5 billion in total assets. The Bank operates 53 branch offices throughout Bergen, Essex, Morris, Ocean, Passaic, Somerset, Sussex, and Union counties in New Jersey including one branch in Highland Mills, New York; six New Jersey regional commercial lending centers in Bernardsville, Jackson, Montville, Newton, Teaneck and Waldwick; and one in New York to serve the Hudson Valley region. Lakeland also has a commercial loan production office serving Middlesex and Monmouth counties in New Jersey.  Lakeland Bank offers an extensive suite of financial products and services for businesses and consumers. Visit LakelandBank.com for more information.

Thomas J. Shara
President & CEO

Thomas F. Splaine
EVP & CFO
973-697-2000

Lakeland Bancorp, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended March 31,
(Dollars in thousands, except per share amounts)	2018	2017

INTEREST INCOME
Loans, leases and fees	$45,544	$40,411
Federal funds sold and interest-bearing deposits with banks	166	276
Taxable investment securities and other	3,992	3,599
Tax exempt investment securities	443	510
TOTAL INTEREST INCOME	50,145	44,796
INTEREST EXPENSE
Deposits	5,755	3,334
Federal funds purchased and securities sold under agreements to repurchase	134	10
Other borrowings	2,020	2,129
TOTAL INTEREST EXPENSE	7,909	5,473
NET INTEREST INCOME	42,236	39,323
Provision for loan and lease losses	1,284	1,218
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	40,952	38,105
NONINTEREST INCOME
Service charges on deposit accounts	2,611	2,455
Commissions and fees	1,272	1,156
Income on bank owned life insurance	719	426
Gains on sales of loans	246	398
Gains on sales of investment securities	-	2,539
Other income	486	1,120
TOTAL NONINTEREST INCOME	5,334	8,094
NONINTEREST EXPENSE
Salaries and employee benefit expense	16,861	15,417
Net occupancy expense	2,738	2,836
Furniture and equipment expense	2,206	2,097
FDIC insurance expense	425	318
Stationary, supplies and postage expense	416	443
Marketing expense	361	401
Data processing expense	466	553
Telecommunications expense	421	404
ATM and debit card expense	510	441
Core deposit intangible amortization	157	195
Other real estate owned and other repossessed assets expense	46	37
Long-term debt prepayment fee	-	2,828
Other expenses	2,530	2,500
TOTAL NONINTEREST EXPENSE	27,137	28,470
INCOME BEFORE PROVISION FOR INCOME TAXES	19,149	17,729
Provision for income taxes	3,894	5,417
NET INCOME	$15,255	$12,312

EARNINGS PER COMMON SHARE:
Basic and Diluted	$0.32	$0.26
DIVIDENDS PAID PER COMMON SHARE	$0.10	$0.095

Lakeland Bancorp, Inc.
Consolidated Balance Sheets

	March 31,	December 31,
(Dollars in thousands)	2018	2017
	(Unaudited)
ASSETS
Cash	$123,437	$114,138
Interest-bearing deposits due from banks	9,598	28,795
Total cash and cash equivalents	133,035	142,933
Investment securities available for sale, at fair value	623,242	628,046
Equity securities, at fair value	18,397	18,089
Investment securities held to maturity; fair value of $149,213 at March 31, 2018
and $138,688 at December 31, 2017	152,127	139,685
Federal Home Loan Bank and other membership stocks, at cost	11,888	12,576
Loans held for sale	-	456
Loans and leases:
Commercial, real estate	3,169,375	3,096,092
Commercial, industrial and other	339,665	340,400
Leases	78,238	75,039
Residential mortgages	323,054	322,880
Consumer and home equity	317,720	322,269
Total loans and leases	4,228,052	4,156,680
Net deferred costs (fees)	(4,083)	(3,960)
Allowance for loan and lease losses	(35,644)	(35,455)
Net loans and leases	4,188,325	4,117,265
Premises and equipment, net	50,360	50,313
Accrued interest receivable	14,675	14,416
Goodwill	136,433	136,433
Other identifiable intangible assets	2,205	2,362
Bank owned life insurance	108,224	107,489
Other assets	38,918	35,576
TOTAL ASSETS	$5,477,829	$5,405,639

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$974,641	$967,335
Savings and interest-bearing transaction accounts	2,682,726	2,663,985
Time deposits $250 thousand and under	567,248	556,863
Time deposits over $250 thousand	223,350	180,565
Total deposits	4,447,965	4,368,748
Federal funds purchased and securities sold under agreements to repurchase	126,485	124,936
Other borrowings	176,974	192,011
Subordinated debentures	104,932	104,902
Other liabilities	32,825	31,920
TOTAL LIABILITIES	4,889,181	4,822,517

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 70,000,000 shares;
issued 47,475,579 shares at March 31, 2018
and 47,353,864 shares at December 31, 2017	513,232	512,734
Retained earnings	85,257	72,737
Accumulated other comprehensive gain (loss)	(9,841)	(2,349)
TOTAL STOCKHOLDERS' EQUITY	588,648	583,122
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,477,829	$5,405,639

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Mar 31,	Dec 31,	Sept 30,	June 30,	Mar 31,
(Dollars in thousands, except per share data)	2018	2017	2017	2017	2017

INCOME STATEMENT
Net interest income	$42,236	$42,379	$42,115	$41,421	$39,323
Provision for loan and lease losses	(1,284)	(1,218)	(1,827)	(1,827)	(1,218)
Gains (losses) on sales of investment securities	-	-	-	(15)	2,539
Gains on sales of loans	246	489	478	471	398
Other noninterest income	5,088	5,287	4,976	5,655	5,157
Long-term debt prepayment fee	-	-	-	-	(2,828)
Other noninterest expense	(27,137)	(25,849)	(24,849)	(25,366)	(25,642)
Pretax income	19,149	21,088	20,893	20,339	17,729
Provision for income taxes	(3,894)	(7,913)	(7,170)	(6,969)	(5,417)
Net income	$15,255	$13,175	$13,723	$13,370	$12,312

Basic earnings per common share	$0.32	$0.28	$0.29	$0.28	$0.26
Diluted earnings per common share	$0.32	$0.27	$0.29	$0.28	$0.26
Dividends per common share	$0.10	$0.10	$0.10	$0.10	$0.095
Dividends paid	$4,778	$4,776	$4,775	$4,775	$4,527
Weighted average shares - basic	47,503	47,466	47,466	47,465	47,354
Weighted average shares - diluted	47,736	47,719	47,692	47,674	47,623

SELECTED OPERATING RATIOS
Annualized return on average assets	1.14%	0.97%	1.03%	1.02%	0.97%
Annualized return on average common equity	10.60%	8.99%	9.48%	9.49%	9.02%
Annualized return on average tangible common equity (1)	13.90%	11.82%	12.51%	12.58%	12.04%
Annualized net interest margin	3.39%	3.37%	3.39%	3.41%	3.33%
Efficiency ratio (1)	56.58%	53.06%	51.72%	52.64%	56.36%
Common stockholders' equity to total assets	10.75%	10.79%	10.69%	10.58%	10.63%
Tangible common equity to tangible assets (1)	8.43%	8.44%	8.33%	8.20%	8.20%
Tier 1 risk-based ratio	11.08%	10.87%	10.82%	10.77%	10.73%
Total risk-based ratio	13.61%	13.40%	13.37%	13.32%	13.29%
Tier 1 leverage ratio	9.28%	9.12%	9.07%	8.99%	8.97%
Common equity tier 1 capital ratio	10.40%	10.18%	10.13%	10.06%	10.01%
Book value per common share	$12.40	$12.31	$12.19	$11.99	$11.78
Tangible book value per common share (1)	$9.48	$9.38	$9.25	$9.05	$8.84

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Mar 31,	Dec 31,	Sept 30,	June 30,	Mar 31,
(Dollars in thousands)	2018	2017	2017	2017	2017

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and leases	$4,228,052	$4,156,680	$4,092,893	$4,054,276	$3,974,718
Allowance for loan and lease losses	35,644	35,455	33,925	32,823	31,590
Investment securities	805,654	798,396	795,096	830,531	847,833
Total assets	5,477,829	5,405,639	5,399,481	5,362,187	5,247,815
Total deposits	4,447,965	4,368,748	4,356,996	4,227,204	4,293,393
Short-term borrowings	126,485	124,936	133,960	118,487	84,850
Other borrowings	281,906	296,913	301,411	417,093	278,238
Stockholders' equity	588,648	583,122	577,081	567,545	557,642

LOANS AND LEASES
Commercial, real estate	$3,169,375	$3,096,092	$3,018,106	$2,955,596	$2,881,972
Commercial, industrial and other	339,665	340,400	342,775	352,977	342,264
Leases	78,238	75,039	71,698	70,295	67,488
Residential mortgages	323,054	322,880	329,625	337,765	344,890
Consumer and home equity	317,720	322,269	330,689	337,643	338,104
Total loans and leases	$4,228,052	$4,156,680	$4,092,893	$4,054,276	$3,974,718

DEPOSITS
Noninterest-bearing	$974,641	$967,335	$955,444	$978,668	$924,581
Savings and interest-bearing transaction accounts	2,682,726	2,663,985	2,681,512	2,682,291	2,809,705
Time deposits	790,598	737,428	720,040	566,245	559,107
Total deposits	$4,447,965	$4,368,748	$4,356,996	$4,227,204	$4,293,393

Total loans and leases to total deposits ratio	95.1%	95.1%	93.9%	95.9%	92.6%

SELECTED AVERAGE BALANCE SHEET DATA
Loans and leases	$4,194,207	$4,116,920	$4,060,838	$4,011,325	$3,905,216
Investment securities	821,055	798,687	815,773	837,075	790,046
Interest-earning assets	5,062,628	5,014,333	4,957,856	4,907,488	4,825,855
Total assets	5,409,409	5,372,248	5,300,191	5,241,155	5,153,893
Noninterest-bearing demand deposits	964,498	988,451	971,143	954,966	921,770
Savings deposits	487,666	478,685	484,982	492,991	490,777
Interest-bearing transaction accounts	2,240,044	2,222,221	2,206,206	2,295,256	2,241,954
Time deposits	761,418	730,590	645,333	559,665	555,270
Total deposits	4,453,626	4,419,947	4,307,664	4,302,878	4,209,771
Short-term borrowings	55,137	43,130	42,172	52,951	28,358
Other borrowings	283,645	295,818	344,775	291,882	332,750
Total interest-bearing liabilities	3,827,910	3,770,444	3,723,468	3,692,745	3,649,109
Stockholders' equity	583,700	581,254	574,113	565,211	553,782

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Mar 31,	Dec 31,	Sept 30,	June 30,	Mar 31,
(Dollars in thousands)	2018	2017	2017	2017	2017

AVERAGE ANNUALIZED YIELDS (TAXABLE EQUIVALENT BASIS)
ASSETS
Loans and leases	4.40%	4.33%	4.33%	4.27%	4.20%
Taxable investment securities and other	2.17%	2.17%	2.09%	2.11%	2.13%
Tax-exempt securities	2.65%	3.21%	2.98%	2.86%	2.78%
Federal funds sold and interest-bearing cash accounts	1.40%	1.06%	1.03%	0.89%	0.85%
Total interest-earning assets	4.02%	3.95%	3.93%	3.88%	3.78%

LIABILITIES
Savings accounts	0.06%	0.06%	0.06%	0.06%	0.06%
Interest-bearing transaction accounts	0.61%	0.51%	0.49%	0.44%	0.38%
Time deposits	1.23%	1.17%	1.03%	0.86%	0.83%
Borrowings	2.54%	2.36%	2.20%	2.30%	2.37%
Total interest-bearing liabilities	0.83%	0.75%	0.71%	0.63%	0.60%
Net interest spread (taxable equivalent basis)	3.19%	3.20%	3.22%	3.25%	3.18%

Annualized net interest margin (taxable equivalent basis)	3.39%	3.37%	3.39%	3.41%	3.33%
Annualized cost of deposits	0.52%	0.45%	0.41%	0.35%	0.32%

ASSET QUALITY DATA
ALLOWANCE FOR LOAN AND LEASE LOSSES
Balance at beginning of period	$35,455	$33,925	$32,823	$31,590	$31,245
Provision for loan and lease losses	1,284	1,218	1,827	1,827	1,218
Charge-offs	(1,250)	(347)	(869)	(870)	(1,360)
Recoveries	155	659	144	276	487
Balance at end of period	$35,644	$35,455	$33,925	$32,823	$31,590

NET LOAN AND LEASE CHARGE-OFFS (RECOVERIES)
Commercial, real estate	$(13)	$132	$285	$(67)	$595
Commercial, industrial and other	992	25	168	44	68
Leases	21	34	80	92	39
Residential mortgages	79	31	95	169	141
Consumer and home equity	16	(534)	97	356	30
Net charge-offs (recoveries)	$1,095	$(312)	$725	$594	$873

NON-PERFORMING ASSETS
Commercial, real estate	$6,204	$7,362	$6,820	$10,240	$10,443
Commercial, industrial and other	1,505	184	172	378	136
Leases	250	144	110	81	179
Residential mortgages	3,045	3,860	4,410	3,857	4,715
Consumer and home equity	2,341	2,105	2,033	1,689	2,270
Total non-accrual loans and leases	13,345	13,655	13,545	16,245	17,743
Property acquired through foreclosure or repossession	1,392	843	1,168	1,415	710
Total non-performing assets	$14,737	$14,498	$14,713	$17,660	$18,453

Loans past due 90 days or more and still accruing	$1	$200	$9	$20	$-
Loans restructured and still accruing	$9,526	$11,462	$11,279	$11,697	$11,553

Ratio of allowance for loan and lease losses to total loans and leases	0.84%	0.85%	0.83%	0.81%	0.79%
Total non-accrual loans and leases to total loans and leases	0.32%	0.33%	0.33%	0.40%	0.45%
Total non-performing assets to total assets	0.27%	0.27%	0.27%	0.33%	0.35%
Annualized net charge-offs (recoveries) to average loans and leases	0.10%	-0.03%	0.07%	0.06%	0.09%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	At or for the Quarter Ended
	Mar 31,	Dec 31,	Sept 30,	June 30,	Mar 31,
(Dollars in thousands, except per share amounts)	2018	2017	2017	2017	2017

CALCULATION OF TANGIBLE BOOK VALUE PER COMMON SHARE
Total common stockholders' equity at end of period - GAAP	$588,648	$583,122	$577,081	$567,545	$557,642
Less: Goodwill	136,433	136,433	136,433	136,433	135,747
Less: Other identifiable intangible assets	2,205	2,362	2,526	2,631	3,149
Total tangible common stockholders' equity at end of period - Non-GAAP	$450,010	$444,327	$438,122	$428,481	$418,746

Shares outstanding at end of period	47,476	47,354	47,353	47,353	47,350

Book value per share - GAAP	12.40	$12.31	$12.19	$11.99	$11.78

Tangible book value per share - Non-GAAP	9.48	$9.38	$9.25	$9.05	$8.84

CALCULATION OF TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS
Total tangible common stockholders' equity at end of period - Non-GAAP	$450,010	$444,327	$438,122	$428,481	$418,746

Total assets at end of period - GAAP	$5,477,829	$5,405,639	$5,399,481	$5,362,187	$5,247,815
Less: Goodwill	136,433	136,433	136,433	136,433	135,747
Less: Other identifiable intangible assets	2,205	2,362	2,526	2,631	3,149
Total tangible assets at end of period - Non-GAAP	$5,339,191	$5,266,844	$5,260,522	$5,223,123	$5,108,919

Common equity to assets - GAAP	10.75%	10.79%	10.69%	10.58%	10.63%

Tangible common equity to tangible assets - Non-GAAP	8.43%	8.44%	8.33%	8.20%	8.20%

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$15,255	$13,175	$13,723	$13,370	$12,312

Total average common stockholders' equity - GAAP	$583,700	$581,254	$574,113	$565,211	$553,782
Less: Average goodwill	136,433	136,433	136,433	135,755	135,747
Less: Average other identifiable intangible assets	2,300	2,450	2,606	3,069	3,276
Total average tangible common stockholders' equity - Non-GAAP	$444,967	$442,371	$435,074	$426,387	$414,759

Return on average common stockholders' equity - GAAP	10.60%	8.99%	9.48%	9.49%	9.02%

Return on average tangible common stockholders' equity - Non-GAAP	13.90%	11.82%	12.51%	12.58%	12.04%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$27,137	$25,849	$24,849	$25,366	$28,470
Amortization of core deposit intangibles	(157)	(165)	(104)	(190)	(195)
Long-term debt prepayment fee	-	-	-	-	(2,828)
Noninterest expense, as adjusted	$26,980	$25,684	$24,745	$25,176	$25,447

Net interest income	$42,236	$42,379	$42,115	$41,421	$39,323
Total noninterest income	5,334	5,776	5,454	6,111	8,094
Total revenue	47,570	48,155	47,569	47,532	47,417
Tax-equivalent adjustment on municipal securities	118	247	271	281	275
(Gains) losses on sales of investment securities	-	-	-	15	(2,539)
Total revenue, as adjusted	$47,688	$48,402	$47,840	$47,828	$45,153

Efficiency ratio - Non-GAAP	56.58%	53.06%	51.72%	52.64%	56.36%